                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                        FIRST AMENDMENT dated as of February 10, 2005 (this
                  "Amendment"), to (i) the Amended and Restated Credit Agreement dated as of January 14, 2004 (the "Credit Agreement"), among Alon USA, Inc. (the "Borrower"), the Lenders party thereto and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent and Collateral Agent (the "Agent") and (ii) the Guarantee and Collateral Agreement dated as of January 14, 2004 (the "Guarantee and Collateral Agreement"), among the Borrower, the Agent and the Subsidiaries party thereto.

            WHEREAS, the Borrower has requested that the Required Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement or the Guarantee and Collateral Agreement, in each case as amended hereby) agree to amend the Credit Agreement as set forth herein to permit the Pipeline Transactions and to effect certain other changes;

            WHEREAS, the undersigned Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

            WHEREAS, the Collateral Agent has agreed to provide the releases set forth in Section 8 hereof in consideration for the agreements set forth herein including, without limitation, the agreement by Newco 2 to pledge all the Newco 2 Notes to the Collateral Agent;

            WHEREAS, the Borrower will be required under Section 2.12 of the Credit Agreement to prepay, with the Net Cash Proceeds of the Pipeline Transactions, the Loans of Lenders not declining such prepayment in accordance with Section 2.12(h);

            WHEREAS, the Borrower will notify the Agent in accordance with
Section 2.12(f) of the Credit Agreement of the Borrower's obligation to effect such prepayment three Business Days before the receipt of such Net Cash Proceeds, and any Lender that elects to decline all or a portion of such prepayment shall be required to notify the Agent in writing not later than the close of business on the day that is two days before such prepayment in accordance with Section 2.12(h) of the Credit Agreement; and

            WHEREAS, each Lender party hereto is being requested to indicate its election to accept or decline all or any portion of such prepayment by checking the appropriate box on the signature page of such Lender.

            NOW, THEREFORE, in consideration of these premises, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Credit Agreement effective as of the First Amendment Effective Date. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order in such Section:

                        "First Amendment Effective Date" has the meaning
            assigned to such term in the First Amendment dated as of February 10, 2005.

                        "Newco 1" shall mean Alon Pipeline Assets, LLC, a Texas
            limited liability company.

                        "Newco 2" shall mean Alon Pipeline Logistics, LLC, a
            Delaware limited liability company.

            SECTION 2. Amendments to the Credit Agreement effective as of the Pipeline Transactions Effective Date. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order in such Section:

                        "Assumed Liabilities" shall have the meaning given to
            such term in Section 1.3 of the Contribution Agreement.

                        "Contributed Assets" shall have the meaning given to
            such term in Section 1.1 of the Contribution Agreement, but shall exclude the "Excluded Assets", as defined in the Contribution Agreement.

                        "Contribution Agreement" means the Contribution
            Agreement dated as of January 25, 2005, among Holly, the Transferors, Newco 1, Newco 2, Alon USA, LP and the Borrower, as in effect on the First Amendment Effective Date.

                        "Cash Consideration" shall mean an amount in cash equal
            to $120,000,000.

                        "Contract Rights" shall mean all rights and interests of
            the Borrower and its Affiliates under the P&T Contracts.

                        "Holly" shall mean Holly Energy Partners, L.P., a
            Delaware limited partnership.

                        "Indemnification Agreement" shall mean the
            Indemnification Agreement to be entered into at the closing of the Pipeline Transactions, between Newco 2 and HEP Logistics Holdings, L.P., a Delaware limited partnership, in the form provided to the Agent on the First Amendment Effective Date.

                        "Mortgage and Deed of Trust" shall mean the Mortgage and
            Deed of Trust (with Security Agreement) to be entered into at the closing of the Pipeline Transactions, between Alon USA, LP, a Texas limited partnership, and Holly, in the form provided to the Agent on the First Amendment Effective Date.

                        "Newco 2 Notes" shall mean the promissory notes in an
            aggregate principal amount of $112,000,000 issued by the Borrower or one or more Subsidiaries to Newco 2 in exchange for delivery by Newco 2 to the Borrower or such Subsidiaries of the Cash Consideration.

                        "P&T Agreement" shall mean the Pipeline and Terminals
            Agreement to be entered into at the closing of the Pipeline Transactions, between Alon USA, LP, a Texas limited partnership, and Holly in the form provided to the Agent on the First Amendment Effective Date.

                        "P&T Contracts" shall mean the Contribution Agreement,
            the P&T Agreement, the limited partnership agreement of Holly (including the amendment thereto to be entered into in connection with the Pipeline Transactions), the Mortgage and Deed of Trust, the Indemnification Agreement, the Subordination Agreement and all other agreements entered into in connection with the Pipeline Transactions.

                        "Pipeline Transactions" shall mean (i) the contribution,
            transfer, assignment or delivery by the Transferors, as a capital contribution, of the Contributed Assets to Newco 1, (ii) the assignment by the Transferors of the Assumed Liabilities to Newco 1 and the assumption of such Assumed Liabilities by Newco 1, (iii) the transfer to Newco 2 of all of the Equity Interests held by the Transferors in Newco 1, (iv) the transfer by Newco 2 to Holly of its Equity Interests in Newco 1 in consideration for the PT Consideration, (v) the execution and delivery of the P&T Agreement and (v) the other transactions provided for in the Contribution Agreement and in the P&T Agreement.

                        "Pipeline Transactions Effective Date" has the meaning
            assigned to such term in the First Amendment dated as of February 4, 2005.

                        "PT Consideration" shall mean (A) the payment by Holly
            to Newco 2 or its designee of the Cash Consideration and (B) the delivery by Holly to Newco 2 of certificates representing the Unit Consideration, which shall be issued in the name of Newco 2, the Borrower or any other Subsidiary.

                        "Subordination Agreement" shall mean the Subordination,
            Non-Disturbance and Attornment Agreement to be entered into at the closing of the Pipeline Transactions, among the administrative agent party thereto for the Credit Parties defined therein, the Agent and Alon USA, LP, a Texas limited partnership, in the form provided to the Agent on the First Amendment Effective Date.

                        "Transferors" shall mean each of T&R Assets, Inc., a
            Texas corporation, Fin-Tex Pipeline Company, a Texas corporation, and Alon USA Refining, Inc., a Delaware corporation.

                        "Unit Consideration" shall mean 937,500 Class B
            Subordinated Units representing limited partner interests in Holly.

            (b) The definition of "Asset Sale" in Section 1.01 of the Credit Agreement is hereby amended by inserting "Holly or" immediately following "Equity Interests of" in the third line thereof.

            (c) The definition of "Debt Service Support Requirement" in Section
1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

                  "Debt Service Support Requirement" shall mean the requirement
      (a) that the Borrower (i) provide a guarantee or letter of credit in form and substance reasonably satisfactory to the Administrative Agent and issued by a banking institution acceptable to the Administrative Agent under which the Administrative Agent may obtain amounts required to pay principal or interest due but unpaid on the Loans or (ii) establish a segregated cash account with the Administrative Agent the amounts in which are available for the payment of principal or interest due but unpaid on the Loans, and (b) that the undrawn amount of such guarantee or letter of credit, or the amount on deposit in such segregated cash account, be on each day equal to or greater than $25,000,000".

            (d) The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) replacing " and (iv)" with ", (iv)" in the fifteenth line thereof; and

                  (ii) inserting the following paragraph (v) immediately before the semi-colon following paragraph (a)(iv) thereof:

            "and (v) the amount of any proceeds of the Pipeline Transactions paid by the Borrower as a dividend pursuant to paragraph (iv) of the proviso to Section 6.06."

            (e) Section 2.11 of the Credit Agreement is hereby amended by replacing the table below paragraph (c) thereof in its entirety with the following table:


           12 MONTH PERIOD COMMENCING ON:                     PREPAYMENT PREMIUM:
           ------------------------------                     -------------------
        Second Anniversary of Borrowing Date          3% of principal amount to be prepaid

        Third Anniversary of Borrowing Date           1% of principal amount to be prepaid

Fourth Anniversary of Borrowing Date and thereafter          No prepayment premium

            (f) Section 2.20 of the Credit Agreement is hereby amended by replacing paragraph (a) thereof in its entirety with the following:

                  " (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.13, (ii) any Lender delivers a notice described in Section 2.14, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.19, or (iv) on or before the second anniversary of the Borrowing Date, any Lender does not unconditionally consent to any amendment, waiver or other modification of the Credit Agreement requested by the Borrower that (A) would have the effect of increasing the amount of permitted Capital Expenditure under
      Section 6.11 and (B) would not otherwise be consented to by the Required Lenders, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, (1) require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment) or (2) in the case of paragraph (iv) only, prepay all the Loans of such Lender; provided that (x) such assignment or prepayment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent to any such assignment, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus (A) all Fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Section 2.13 and Section 2.15) and (B) in the case of an assignment or prepayment pursuant to paragraph (iv), the sum of interest from the date of such payment to the second anniversary of the Borrowing Date on the outstanding Loans of such Lender and the prepayment fee that would have been payable on the second anniversary of the Borrowing Date pursuant to Section 2.11(c) if the Loans of such Lenders subject to such assignment or prepayment had been prepaid pursuant to Section 2.11; provided further that if, prior to any such transfer and assignment in accordance with paragraph (i), (ii) or
      (iii), the
      circumstances or event that resulted in such Lender's claim for compensation under Section 2.13 or notice under Section 2.14 or the amounts paid pursuant to Section 2.19, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.14, or cease to result in amounts being payable under Section 2.19, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.13 in respect of such circumstances or event or shall withdraw its notice under Section 2.14 or shall waive its right to further payments under Section 2.19 in respect of such circumstances or event, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder."

            (g) Section 5.05 of the Credit Agreement is hereby amended by (i) replacing "; and" with ";" at the end of paragraph (d) thereof, (ii) relettering paragraph (e) thereof as paragraph (f) and (iii) inserting the following new paragraph (e) thereof:

                        "(e) any written notice received by the Borrower or any
            Subsidiary from Holly, or provided by the Borrower or any Subsidiary to Holly, pursuant to the P&T Agreement or the Contribution Agreement that (i) relates to a default or alleged default by any party under either such Agreement or (ii) could reasonably be expected to result in (A) the termination or suspension of the P&T Agreement or (B) a Material Adverse Effect;"

            (h) Section 6.01 of the Credit Agreement is hereby amended by:

            (i) replacing "; and" with ";" at the end of paragraph (l) thereof;

            (ii) relettering paragraph (m) thereof as paragraph (n) and (iii) inserting the following new paragraph (m) thereof:

                        "(m) Indebtedness of Newco 2 incurred under the
            Indemnification Agreement; provided that such Indebtedness shall not, at any time, exceed $111,000,000;" and

            (iii) inserting the following sentence immediately following paragraph (n) thereof:

                        "Without limiting any of the foregoing or anything else
            in this Agreement, the Borrower will not, and will not cause or permit any of the Subsidiaries (i) to provide a Guarantee, letter of credit, cash account, security interest or any other form of liquidity or credit support for or in respect of the liabilities or obligations, whether contingent or otherwise, of Newco 2 under the Indemnification Agreement or (ii) other than in the case of Newco 2, to be liable, whether contingently or otherwise, or have any other obligations (A) under the Indemnification Agreement or (B) for or in respect of the liabilities or obligations, whether contingent or otherwise, of Newco 2 under the Indemnification Agreement; provided, however, that the Borrower or one or more Subsidiaries may issue the Newco 2 Notes."

            (i) Section 6.04(a) of the Credit Agreement is hereby replaced in its entirety with the following:

                        "(a) (i) investments by the Borrower and the
            Subsidiaries existing on the date hereof in the Equity Interests of the Subsidiaries, (ii) additional investments by the Borrower and the Subsidiaries in the Equity Interests of the Non-Retail Subsidiaries or (iii) investments by the Borrower or any subsidiary in the Unit Consideration pursuant to the Contribution Agreement; provided that (x) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement and (y) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, Non-Retail Subsidiaries that are not Loan Parties shall not exceed $1,000,000 at any time outstanding;"

            (j) Section 6.04(e) of the Credit Agreement is hereby amended by replacing the first parenthetical in clause (y) of the proviso in its entirety with the following:

                        "(including any Indebtedness of the Acquired Entity that
            is assumed by the Borrower or any Subsidiary following such acquisition and the amount of any forgivable loan owed to any Acquired Entity and excluding (i) any Net Cash Proceeds of the Pipeline Transactions (other than any such Net Cash Proceeds applied to prepay Loans) and (ii) any proceeds from an Asset Sale which are reinvested in such acquisition in compliance with the provisions set forth in the definition of "Net Cash Proceeds" herein)".

            (k) Section 6.05(b) of the Credit Agreement is hereby replaced in its entirety with the following:

                        "(b) Engage in any Asset Sale permitted under paragraph
            (a) above unless (i) such Asset Sale is an Asset Swap, (ii) (A) such Asset Sale is for consideration at least 75% of which is cash, (B) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of or the Equity Interests being issued and (C) the aggregate amount or fair market value of all consideration received in Asset Sales pursuant to this clause (ii) (excluding the sale by the Borrower or any of its Subsidiaries of any of their Equity Interests in Holly) shall not exceed $20,000,000 in any fiscal year or $30,000,000 in the aggregate during the term of this Agreement or

            (iii) such Asset Sale consists of (A) the contribution, transfer, assignment or delivery by the Transferors to Newco 1 of the Contributed Assets or (B) the transfer by Newco 2 to Holly of its Equity Interests in Newco 1 in consideration for the PT Consideration, in each case pursuant to and as provided in the Contribution Agreement."

            (l) Section 6.06 of the Credit Agreement is hereby amended by replacing " and (iii)" with ", (iii)" in the fifteenth line thereof and by inserting the following immediately after clause (b)(iii) of the proviso to
Section 6.06:

            "and (iv) within 30 days following the receipt by Newco 2 or any other Subsidiary of the PT Consideration, the Borrower and its Subsidiaries may declare and pay dividends ratably to their respective equity holders in an aggregate amount not greater than $26,500,000."

            (m) Section 6.09 of the Credit Agreement is hereby amended and replaced in its entirety with the following:

                        "SECTION 6.09. Business of Borrower and Subsidiaries.
            (a) Engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably incidental or related thereto.

                        (b) In the case of Newco 2 only, engage in any business
            or activity other than the ownership of the Newco 2 Notes and Equity Interests in Holly or Newco 1, the entry into the Indemnification Agreement and the Contribution Agreement and activities incidental thereto. Newco 2 will not own or acquire any assets (other than the Newco 2 Notes and Equity Interests in Holly or Newco 1) or incur any liabilities (other than liabilities under the Loan Documents, the Contribution Agreement or the Indemnification Agreement and liabilities imposed by law, including tax liabilities and other liabilities (not including Indebtedness) incidental to its existence and permitted business and activities; provided that Newco 2 shall be entitled to receive the Cash Consideration in accordance with the Contribution Agreement; provided, further, that immediately upon the receipt thereof (i) Newco 2 shall distribute, dividend or transfer all such Cash Consideration to the Borrower or any Subsidiary thereof (other than Newco 2), (ii) the Borrower and each such Subsidiary, as applicable, shall issue to Newco 2 the Newco 2 Notes and (iii) Newco 2 shall pledge all Newco 2 Notes to the Collateral Agent for the ratable benefit of the Secured Parties in accordance with the Guarantee and Collateral Agreement."

            (n) Section 6.11 of the Credit Agreement is hereby replaced in its entirety with the following:

                        "SECTION 6.11. Capital Expenditures. Permit the
            aggregate amount of Capital Expenditures (other than expenditures designated by the Borrower to be Permitted Acquisitions in accordance with Sections 6.04(e) and 6.05(a)) made by the Borrower and the Subsidiaries in any period set forth below to exceed the sum of the amount set forth below for such period:

Period                                                         Amount
------                                                      -----------
 2004                                                       $25,000,000

 2005                                                       $70,000,000

 2006                                                       $25,000,000

 2007                                                       $20,000,000

 2008                                                       $20,000,000

                        The amount of permitted Capital Expenditures set forth
            above in respect of any fiscal year after the fiscal year ending on December 31, 2004, shall be increased by the unused amount of permitted Capital Expenditures set forth in the table above for the immediately preceding fiscal year (and in determining any such unused amount, Capital Expenditures during any fiscal year will be applied first against any amounts carried forward from the prior year). The amount of permitted Capital Expenditures set forth above in respect of the fiscal year ending on December 31, 2004, shall be increased, at the option of the Borrower, by an amount not to exceed $15,000,000, solely in connection with Capital Expenditures related to the refinery turnaround currently planned for 2005 and the expansion of the crude unit to 65,000 barrels per day. In the event that permitted Capital Expenditures in 2004 are increased as provided in the preceding sentence, the amount of permitted Capital Expenditures for the fiscal year ending on December 31, 2005 shall be correspondingly reduced."

            (o) Paragraph (f) of Article VII of the Credit Agreement is hereby amended by deleting the word "or" immediately before clause (ii) thereof and inserting immediately before the semicolon at the end of such paragraph the following:

                        ", or (iii) the Borrower or any Subsidiary shall default
            in the performance of any obligation under the P&T Agreement, the Contribution Agreement or any related agreement (and such default is not waived or continues after any applicable cure period therefor) and such default could reasonably be expected, in the judgment of the Agent or the Required Lenders, to result in the termination of, or the loss or suspension of any rights of the Borrower or any Subsidiary under, the P&T Agreement or in a Material Adverse Effect".

            (p) Article VII of the Credit Agreement is hereby amended by (i) replacing "; or" with ";" at the end of paragraph (m) thereof, (ii) relettering paragraph (n) thereof as paragraph (o) and (iii) inserting the following new paragraph (n) thereof:

                  "(n) Holly or HEP Logistics Holdings, L.P. shall assert any claim against the Borrower, Newco 2, or any other Subsidiary under or in connection with the Indemnification Agreement in an aggregate amount exceeding $2,500,000; or"

            SECTION 3. Amendments to the Guarantee and Collateral Agreement effective as of the Pipeline Transactions Effective Date. (a) Section 3.01 of the Guarantee and Collateral Agreement is hereby amended by replacing paragraph
(a) thereof with the following:

                        "(a) the Equity Interests owned by it and listed on
            Schedule II and any other Equity Interests (other than Excluded Equity Interests) now or at any time hereafter owned by such Pledgor (including all Equity Interests owned at any time by such Pledgor in Holly Energy Partners, L.P.), and the certificates representing all such Equity Interests (the "Pledged Equity Interests")"

            (b) The parenthetical immediately following "contract rights" in the definition of "General Intangibles" in Section 1.01 of the Guarantee and Collateral Agreement is hereby amended to read as follows:

            "(including rights under leases, whether entered into as lessor or lessee (including the Fixed Asset Lease), Hedging Agreements, the P&T Contracts and other Agreements)"

            SECTION 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) All representations and warranties of each Loan Party set forth in the Loan Documents (as amended hereby) are true and correct in all material respects except to the extent that any representation or warranty expressly relates to an earlier date (in which case such representation or warranty is correct as of such earlier date), except that the representations and warranties set forth in Section 3.07(d) of the Credit Agreement are hereby qualified by the P&T Contracts and the Pipeline Transactions;

            (c) The execution and delivery of this Amendment and the effectiveness of the provisions hereof will not violate or result in a default under any indenture or other material agreement or instrument binding upon the Borrower or any of its Subsidiaries or on their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and will not result in the creation or imposition thereunder of any Lien on any asset of the Borrower or any of the other Subsidiaries.

            (d) The Borrower has furnished to the Lenders true and complete copies of the P&T Contracts as in effect on the date hereof.

            SECTION 5. Agreements of the Borrower. (a) The terms of the Pipeline Transactions will be consistent in all respects material to the Borrower and the other Loan Parties and to the Lenders with those set forth in the P&T Contracts in the forms delivered to the Agent and the Lenders prior to the date hereof.

            (b) The Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Agent or the Required Lenders may reasonably request, to create and perfect the Liens created by the Guarantee and Collateral Agreement, as amended hereby, in the Unit Consideration and the Contract Rights and otherwise to ensure that the Guarantee and Collateral Requirement shall at all times be satisfied.

            (c) At the time the Net Cash Proceeds of the Pipeline Transactions are received, the Borrower will prepay the Loans of the Lenders that have not declined such prepayment in accordance with Section 2.12 of the Credit Agreement.

            (d) The Borrower agrees that it shall not modify, vary, amend or waive any provision of any P&T Contract (including any future Subordination Agreement referred to in the Mortgage and Deed of Trust) without the prior written consent of the Agent if such modification, variance, amendment or waiver would materially increase the obligations of the Borrower, Alon USA, LP or any other Subsidiary or confer additional material rights to Holly or HEP Logistics Holdings, L.P. in a manner adverse to the Borrower, Alon USA, LP, any other Subsidiary or the Lenders without the prior written consent of the Administrative Agent.

            SECTION 6. Conditions Precedent to Effectiveness. (a) This Amendment shall become effective (except as to Sections 2, 3, 5 and 7 hereof) on the date on which each of the following conditions is satisfied (the "First Amendment Effective Date"):

            (i) The Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Agent and the Required Lenders.

            (ii) The Agent shall have received all amounts due hereunder or under the Credit Agreement and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

            (iii) The Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4.

            (iv) The Agent shall have received a copy of the Supplement to the Guarantee and Collateral Agreement in the form set forth in Exhibit I thereto, executed by Newco 2.

            (b) Sections 2, 3, 5 and 7 of this Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Pipeline Transactions Effective Date"):

            (i) The Agent shall have received all amounts due hereunder or under the Credit Agreement and payable on or prior to the Pipeline Transactions Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

            (ii) The Refinancing Facilities Agreement, the Loan Documents (as defined therein) and any other documents or agreements evidencing Indebtedness of the Borrower or any of its Subsidiaries shall have been amended and/or waived in a manner consistent with the amendments effected hereby and satisfactory in all respects to the Agent, and the Agent shall have received copies of the executed amendments and waivers certified by a Responsible Officer of the Borrower as true and correct copies thereof.

            (iii) The Agent shall have received a copy of a First Amendment to the Lien Subordination and Intercreditor Agreement in the form of Exhibit A hereto, executed by the Collateral Agent and by the collateral agent and each lender under the Refinancing Facilities Agreement (or by an administrative agent or similar representative of such lenders pursuant to an express authorization contained in the Refinancing Facilities Agreement or an amendment thereto).

            (iv) The Agent shall have received a copy of a Consent and Agreement in the form of Exhibit B hereto, executed by the Agent and by Holly.

            (v) The Agent shall have received a copy of the Subordination Agreement in the form of Exhibit C hereto, executed by Alon USA, LP and the administrative agent party thereto for the Credit Parties defined therein.

            (vi) The Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Bracewell and Patterson, L.L.P., counsel for the Borrower, dated the Pipeline Transactions Effective Date,
      (A) addressed to the Administrative Agent and the Lenders and (B) covering such matters relating to this Amendment, the Loan Documents and the Pipeline Transactions as the Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinion.

            (vii) The Agent shall have received a certificate, dated the Pipeline Transactions Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 and to the effect that the Pipeline Transactions and the application of the proceeds thereof will comply with the terms of the Credit Agreement as amended hereby.

            (viii) The Agent shall have received evidence satisfactory to the Agent that (i) all the conditions precedent to the effectiveness of the P&T Contracts and to the obligations of the parties thereto shall have been satisfied and (ii) all PT Consideration shall have been (or substantially contemporaneously with the Pipeline Transactions Effective Date shall be) paid in full.

            The Required Lenders hereby authorize the Agent to enter into the agreements set forth in subparagraphs (b)(iii),(iv) and (v) of this Section 6.

            SECTION 7. Release. At the time the Pipeline Transactions shall have been consummated and the Agent shall have received a pledge of the Newco 2 Notes in accordance with the Guarantee and Collateral Agreement, the Agent is hereby authorized and instructed by the undersigned Lenders to take all such actions as shall be required under Section 9.17 of the Credit Agreement to release the Contributed Assets and the Equity Interests in Newco 1 (but not the direct or indirect Proceeds of any of the foregoing) from the Liens of the Security Documents.

            SECTION 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 9. Consent of Grantors. The Borrower and each Guarantor hereby acknowledges receipt of and consents to the terms of this Amendment and confirms that the Guarantees, pledges and other security interests provided pursuant to the Guarantee and Collateral Agreement remain in full force and effect notwithstanding the execution and delivery of this Amendment.

            SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the Borrower, the Guarantors, the Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                      ALON ASSETS, INC.
                                      ALON USA OPERATING, INC.
                                      ALON USA REFINING, INC.
                                      ALON USA PIPELINE, INC.
                                      ALON PETROLEUM PIPE LINE COMPANY
                                      FIN-TEX PIPE LINE COMPANY
                                      T & R ASSETS, INC.
                                      ALON USA ASPHALT, INC.
                                      ALON ASPHALT BAKERSFIELD, INC
                                      ALON USA, INC.
                                      ALON USA ENERGY, INC.
                                      ALON USA CAPITAL, INC.,

                                      by /s/ DAVID WIESSMAN
                                        _________________________________
                                        Name: David Wiessman
                                        Title: Chairman

                                      ALON USA, LP,

                                      By: Alon USA GP, LLC, a Delaware limited
                                      liability company, its general partner,

                                      by /s/ DAVID WIESSMAN
                                        _________________________________
                                        Name: David Wiessman
                                        Title: Chairman

                                      ALON USA GP, LLC,

                                      by /s/ DAVID WIESSMAN
                                        _________________________________
                                        Name: David Wiessman
                                        Title: Chairman

                                      SOUTHWEST CONVENIENCE STORES, LLC
                                      ALON USA INTERESTS, LLC

                                      by /s/ JEFF D. MORRIS
                                        _________________________________
                                        Name: Jeff D. Morris
                                        Title: Chairman

                                      ALON USA DELAWARE, LLC
                                      ALON PIPELINE LOGISTICS, LLC

                                      by /s/ DAVID WIESSMAN
                                        _________________________________
                                        Name: David Wiessman
                                        Title: Chairman

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually and as Administrative Agent and Collateral Agent,

                                      by: /s/ JAMES MORAN
                                          --------------------------------------
                                         Name: James Moran
                                         Title: Managing Director

                                      by: /s/ DAVID DODD
                                          --------------------------------------
                                         Name: David Dodd
                                         Title: Vice President

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      A3 FUNDING LP, BY: A3 Fund Management LLC
                                      ------------------------------------------
                                      Its: General Partner

                                      by: /s/ (ILLEGIBLE)
                                         -------------------------
                                         Name: Alexander J. (ILLEGIBLE)
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      ABLECO FINANCE LLC
                                      ------------------------------------------

                                      by: /s/ KEVIN (ILLEGIBLE)
                                         -------------------------
                                         Name:  Kevin (ILLEGIBLE)
                                         Title: Senior Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Aviary Associates LP
                                      ------------------------------------------
                                      By: Aviary Capital Enterprises Inc.,
                                          General Partner

                                      by: /s/ STEVEN (ILLEGIBLE)
                                         -------------------------
                                         Name: Steven (ILLEGIBLE)
                                         Title: Exec. Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
                                      ------------------------------------------

                                      by: /s/ ALAN CORKISH
                                         -------------------------
                                         Name: Alan Corkish
                                         Title: Director

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Centurion CDO II, Ltd.
                                      ------------------------------------------
                                      By: American Express Asset Management
                                          Group, Inc. as Collateral Manager

                                      by: /s/ VINCENT P. PHAM
                                         -------------------------
                                         Name: Vincent P. Pham
                                         Title: Director - Operations

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Centurion CDO VI, Ltd.
                                      ------------------------------------------
                                      By: American Express Asset Management
                                          Group, Inc. as Collateral Manager

                                      by: /s/ VINCENT P. PHAM
                                         -------------------------
                                         Name: Vincent P. Pham
                                         Title: Director - Operations

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Citigroup Investments Corporate Loan Fund
                                      Inc.
                                      ------------------------------------------
                                      By: Travelers Asset Management
                                          International Company LLC

                                      by: /s/ ROGER YEE
                                         -------------------------
                                         Name: Roger Yee
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Columbus Loan Funding Ltd.
                                      ------------------------------------------
                                      By: Travelers Asset Management
                                          International Company LLC

                                      by: /s/ ROGER YEE
                                         -------------------------
                                         Name: Roger Yee
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Diamond Springs Trading LLC
                                      ------------------------------------------

                                      by: /s/ DIANA M. HIMES
                                         -------------------------
                                         Name: Diana M. Himes
                                         Title: Assistant Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      ECL Funding LLC, for itself or as agent
                                      for ECL2 Funding LLC
                                      ------------------------------------------

                                      by: /s/ JANET HAACK
                                         -------------------------
                                         Name: Janet Haack
                                         Title: As Atoney-In-Fact

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND
                                      ------------------------------------------
                                      By: Four Corners Capital Managment, LC
                                          As Sub-Advisor

                                      by: /s/ DEAN F. VALENTINE
                                         -------------------------
                                         Name: Dean F. Valentine
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND II
                                      ------------------------------------------
                                      By: Four Corners Capital Managment, LLC
                                          As Sub-Advisor

                                      by: /s/ DEAN F. VALENTINE
                                         -------------------------
                                         Name: Dean F. Valentine
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                     Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                     Name of Lender:

                                     HIGHLAND FLOATING RATE ADVANTAGE FUND
                                     ------------------------------------------
                                     By: Highland Capital Management, L.P.
                                         Its Investment Advisor

                                     by: /s/ TODD A. TRAVERS
                                        ---------------------------------------
                                        Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                     [X] We elect to DECLINE ALL of such
                                         prepayment.

                                     [ ] We elect to ACCEPT ALL of such
                                         prepayment.

                                     [ ] We elect to DECLINE THE FOLLOWING
                                         PORTION of such prepayment:

                                     Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                     Name of Lender:

                                     HIGHLAND LEGACY LIMITED
                                     ------------------------------------------
                                     By: Highland Capital Management, L.P.
                                         as Collateral Manager

                                     by: /s/ TODD A. TRAVERS
                                        ---------------------------------------
                                        Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                     [X] We elect to DECLINE ALL of such
                                         prepayment.

                                     [ ] We elect to ACCEPT ALL of such
                                         prepayment.

                                     [ ] We elect to DECLINE THE FOLLOWING
                                         PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      HIGHLAND FLOATING RATE LIMITED LIABILITY
                                      COMPANY
                                      ------------------------------------------
                                      By: Highland Captial Management, L.P.
                                          Its Investment Advisor

                                      by: /s/ TODD A. TRAVERS
                                         ---------------------------------------
                                         Name: Todd A. Travers
                                         Title: Assistant Secretary

                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      KZH CYPRESSTREE - 1 LLC
                                      ------------------------------------------

                                      by: /s/ HI HUA
                                         -------------------------
                                         Name: Hi Hua
                                         Title: Authorized Agent

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      KZH STERLING LLC
                                      ------------------------------------------

                                      by: /s/ HI HUA
                                         -------------------------
                                         Name: Hi Hua
                                         Title: Authorized Agent

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Oppenheimer Senior Floating Rate Fund
                                      ------------------------------------------

                                      by: /s/ LISA CHAFFEE
                                         -------------------------
                                         Name: Lisa Chaffee
                                         Title: Assistant Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      ORIX FUNDING LLC
                                      ------------------------------------------

                                      by: /s/ DIANA M. HIMES
                                         -------------------------
                                         Name: Diana M. Himes
                                         Title: Assistant Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      PAMCO CAYMAN, LTD.
                                      ------------------------------------------
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager

                                      by: /s/ TODD A. TRAVERS
                                         ---------------------------------------
                                         Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      SECURITY INCOME FUND-INCOME OPPORTUNITY
                                      SERIES
                                      ------------------------------------------
                                      By: Four Corners Captial Management, LLC
                                          As Sub-Advisor

                                      by: /s/ DEAN F. VALENTINE
                                         -------------------------
                                         Name: Dean F. Valentine
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      Sequils-Centurion V, Ltd.
                                      ------------------------------------------
                                      By: American Express Asset Management
                                          Group, Inc. as Collateral Manager

                                      by: /s/ VINCENT P. PHAM
                                         -------------------------
                                         Name: Vincent P. Pham
                                         Title: Director - Operations

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      SOL Loan Funding LLC for itself or as
                                      agent for SOL2 Loan Funding LLC
                                      ------------------------------------------

                                      by: /s/ SUZANNE SMITH
                                         -------------------------
                                         Name: Suzanne Smith
                                         Title: As Attorney-In-Fact

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      TRS IO LLC
                                      ------------------------------------------

                                      by: /s/ EDWARD SCHAFFER
                                         -------------------------
                                         Name: Edward Schaffer
                                         Title: Vice President

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment:

                                      Signature Page to First Amendment dated as of February 10, 2005, to the Alon USA, Inc. Amended and Restated Credit Agreement To approve the Amendment:

                                      Name of Lender:

                                      ULT CBNA Loan Funding LLC for itself or as
                                      agent for ULT CFPI Loan Funding LLC
                                      ------------------------------------------

                                      by: /s/ SUZANNE SMITH
                                         -------------------------
                                         Name: Suzanne Smith
                                         Title: As Attorney-In-Fact

                                      by:
                                         -------------------------
                                         Name:
                                         Title:

                                      In accordance with Section 2.12(h) of the Credit Agreement, with respect to the prepayment referred to in the preamble hereto:

                                      [X] We elect to DECLINE ALL of such
                                          prepayment.

                                      [ ] We elect to ACCEPT ALL of such
                                          prepayment.

                                      [ ] We elect to DECLINE THE FOLLOWING
                                          PORTION of such prepayment: